[GRAPHIC OMITTED] FRANKLIN CAPITAL                                    Lease No 2
                  CORPORATION


                                      LEASE


This Lease (hereafter this "Lease") dated as of April 25th, 2000 is between Franklin Capital Corporation, an Illinois corporation, as lessor (the "LESSOR"), with an address at 55 West Monroe Street, Chicago, Illinois 60603, and 5th Avenue Channel Corporation, a Florida corporation, as lessee (the "LESSEE"), with an address at 3957 NE 163rd Street, N. Miami Beach, Florida 33160.

1. LEASE. LESSOR hereby leases and/or grants to, LESSEE the right to use, and LESSEE hereby leases from and/or agrees to accept the right to use, subject to the terms and conditions herein set forth, the following item(s) of personal property described below (hereinafter, together with all replacement parts, additions, repairs, and accessions incorporated therein and/or affixed thereto, referred to as the "Equipment"): DESCRIPTION OF EQUIPMENT LEASED SET FORTH ON EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE. EQUIPMENT
LOCATION: 3957 NE 163rd Street, N. Miami Beach, Florida 33160 and 7291 NW 74 Street, Miami, Florida 33166.

2. TERM. This Lease is for a term of twelve (12) consecutive months, beginning May 1, 2000, and ending April 30, 2001 (the "Lease Term").

3. RENTALS. This Lease shall commence at the time of LESSOR's acceptance and shall continue for the Lease Term set forth above calculated from the date LESSEE has executed a Delivery and Acceptance Certificate (the "Rental Commencement Date").

For said Lease Term LESSEE agrees to pay LESSOR, its successors and assigns, aggregate rentals equal to the sum of all rental payments (including advance rents) specified as follows: one payment on signature of this lease in the amount of $8006.05, plus, twelve (12) consecutive monthly rental payments of $7024.45 each (hereafter, the "Monthly Rental Payments"). The Monthly Rental Payments shall be due and payable on the last day of each month, commencing May 31st, 2000. In addition, LESSEE will pay to LESSOR as interim rental for the period commencing on the date this Lease is executed and ending on April 3Oth, 2000, an amount equal to two percent (2.0%) per annum above Bank of America's prime rate on the Equipment cost of $72,054.43. Said interim rental will be due April 30, 2000.

All rent shall be paid at LESSOR's place of business as shown above, or such other place as the LESSOR may designate by written notice to the LESSEE and shall be payable in accordance with the schedule set forth herein without notice or demand and without abatement, deduction or set-off of any amount whatsoever. If any rent shall not be paid within five (5) days of the due date thereof, LESSEE shall pay LESSOR a late charge equal to five percent (5%) of the late rental payment (The "Default Rate"), and if such rental payment is not made within 30 days of the due date, LESSEE shall pay an additional late charge equal to 5% of the late rental payment for each additional 30 day period or part thereof that such rental payment remains unpaid.

4. LESSEE'S WAIVER OF DAMAGES AND WARRANTIES FROM LESSOR. a) LESSEE leases the Equipment from LESSOR "AS IS" LESSOR MAKES ABSOLUTELY NO WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; b) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE SUPPLIER, AND LESSEE HEREBY WAIVES ANY SUCH CLAIM AGAINST LESSOR. To the extent available, all warranties from the SUPPLIER to LESSOR are hereby assigned to LESSEE for the term of this Lease for LESSEE's exercise at LESSEE's expense; c) LESSEE SHALL HOLD LESSOR HARMLESS FROM, AND SHALL BE RESPONSIBLE FOR, ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT;
d) NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR, NOR SHALL BREACH OF SUCH WARRANTY RELIEVE LESSEE OF LESSEE'S OBLIGATIONS TO LESSOR; and e) IN NO EVENT SHALL LESSOR BE LIABLE TO LESSEE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

5. USE. LESSEE SHALL USE THE EQUIPMENT SOLELY IN THE CONDUCT OF ITS BUSINESS, AND IN A CAREFUL AND PROPER MANNER. Additionally, the LESSEE at its own cost and expense, shall keep Equipment in good repair, condition and working order and shall furnish any and all parts and labor required for that purpose. LESSEE shall not make any alterations to Equipment without the prior written consent of LESSOR. All accessories, parts, replacements, additions, wiring, cabling, operating systems and software for or which are added to or become attached to Equipment shall immediately become the property of LESSOR and shall be deemed incorporated in Equipment and subject to the terms of this Lease as if originally leased hereunder. LESSEE covenants that it will make lawful use of the Equipment.

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6.   LOCATION. LESSEE covenants that the Equipment shall be located at the addresses shown above and shall not be removed from such locations without the prior written consent of LESSOR.

7. STATUTORY FINANCE LEASE. LESSEE agrees and acknowledges that it is the intent of both parties to this lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. LESSEE acknowledges and agrees the LESSEE has selected both (1) the Equipment, and (2) the SUPPLIER from whom LESSOR is to purchase the Equipment. LESSEE acknowledges that LESSOR has not participated in any way in LESSEE's selection of the Equipment or of the SUPPLIER, and LESSOR has not selected, manufactured, or supplied the Equipment. LESSEE further acknowledges and certifies to LESSOR and ASSIGNEE that before signing this Lease, LESSEE has received a copy of the contract by which the LESSOR has acquired (or will acquire) the Equipment or the right to possession and use of the Equipment.

8. DELIVERY AND ACCEPTANCE. The Equipment shall be shipped directly to the LESSEE by the SUPPLIER. LESSEE agrees to accept such delivery of the Equipment and upon installation thereof to execute and deliver to LESSOR the Delivery and Acceptance Certificate submitted by LESSOR. LESSEE further agrees that the validity of this Lease shall not be affected by any delay in the shipment of the Equipment by the SUPPLIER. In the event that LESSEE has not executed and delivered to LESSOR, the submitted Delivery and Acceptance Certificate upon installation of the Equipment, then it shall be conclusively presumed, as between LESSOR and LESSEE, that the Equipment is acknowledged to be in good working order and condition and that LESSEE has accepted and is satisfied that the Equipment constitutes the Equipment specified in this Lease.

9.   TIME. TIME IS OF THE ESSENCE TO THIS LEASE.


10. INSURANCE, RISK OF LOSS. LESSEE will, at its own expense, keep all Equipment fully insured, with carriers and in such amounts (but not less than the original cost of the Equipment) and with such deductibles as are acceptable to LESSOR and ASSIGNEE, said insurance to include, but not be limited, coverage against the hazards of fire, sprinkler and water damage, those hazards normally covered by "extended coverage insurance" as that term is commonly used in the commercial insurance industry, and any additional coverage specified by the LESSOR or ASSIGNEE. LESSEE shall furnish and deliver to LESSOR and ASSIGNEE within fifteen (15) days after delivery of Equipment certified copies of such insurance policies and each renewal thereof, or certificates of insurance evidencing the same and evidence to LESSOR and ASSIGNEE that all premiums have been fully paid. All policies will provide that the issuer will give LESSOR and ASSIGNEE at least thirty (30) days written notice before any such policy or policies of insurance may be altered or cancelled and that no act or omission of LESSEE or any of its officers, agents, employees or representatives shall affect the right of the LESSOR or ASSIGNEE to recover the full amount of any loss or damage under such policy or policies. All insurance policies obtained by LESSEE hereto shall contain loss payable clauses providing that any compensation for losses suffered thereunder shall first be paid to the ASSIGNEE and then to LESSEE as their respective interests may appear. In the event of any such losses, LESSEE hereby directs the insurance carrier to pay any compensation to the ASSIGNEE solely in its name, and not to ASSIGNEE and LESSEE jointly; and in the event any such compensation is tendered in any instrument, draft or check made payable to LESSEE and ASSIGNEE jointly, ASSIGNEE is hereby authorized and permitted by LESSEE to deal with said instrument, draft or check in any way necessary to negotiate it or reduce it to cash, including, without limitation, the endorsement of LESSEE's name on said check, draft or instrument.

In the event LESSEE fails to obtain insurance as required herein, fails to keep the same in force, or fails to adequately insure the Equipment, the LESSOR or ASSIGNEE may obtain whatever insurance it deems necessary, and pay the premiums on said insurance for the account of LESSEE. Any such amounts advanced by LESSOR or ASSIGNEE pursuant hereto shall be deemed to be a part of the obligations of LESSEE to the LESSOR or ASSIGNEE, and shall bear interest from the date advanced until fully repaid to LESSOR or ASSIGNEE, at the Default Rate.

LESSEE hereby fully assumes and shall bear the entire risk of loss or damage to the Equipment from any and every cause whatsoever, including, without limitation, fire, theft, damage, destruction, confiscation and condemnation. In the event of any loss, destruction, confiscation, condemnation, theft of, or damage to, any of the Equipment, LESSEE will immediately notify LESSOR in writing. The loss, destruction, confiscation, condemnation, or theft of, or damage to (or replacement by LESSEE of) any of the Equipment shall not relieve the LESSEE from its obligation to pay the full rental payable hereunder, which LESSEE shall continue to pay in accordance with the schedule established under this lease.

If any item of the Equipment is partially damaged, LESSEE shall at its own cost pay the cost of repairing the damage, and, any sums collected from insurance on account of such damage shall be applied to the cost thereof, however, on default of the LESSEE in repairing such damage within thirty (30) days of the occurrence thereof, the sums collected therefor shall be applied to the last maturing Monthly Rental Payments payable hereunder or to the repair of the Equipment, at LESSOR's option.

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If any item of the Equipment is lost, damaged beyond repair, destroyed, stolen, confiscated or condemned, LESSEE shall, at its own cost, replace the item of Equipment with an identical new unit of Equipment, and shall cause title thereto to vest in LESSOR free and clear of all liens, claims and encumbrances whatsoever, except those of the ASSIGNEE.

Any sums collected from insurance for the total loss of any of the Equipment shall be first credited to the payment of the residual value of the Equipment, as determined solely by the LESSOR, and then to the unpaid Monthly Rental Payments payable hereunder.

LESSEE shall also insure the LESSOR, LESSEE and ASSIGNEE with respect to liability for personal injuries, death, damage to or loss of use of property resulting from the ownership, use and operation of the Equipment, with insurers satisfactory to LESSOR in amount of at least One Million ($1,000,000) Dollars combined single limit, or such greater amount as LESSOR shall reasonably require. LESSEE shall provide to LESSOR and ASSIGNEE evidence of such insurance within the time period and in the manner specified above for extended casualty coverage.

11. TAXES, LIENS, ASSESSMENTS AND FEES. LESSEE agrees: (a) to pay all licensing, filing and registration fees; (b) not to create, incur, assume or suffer to exist any mortgage, lien, pledge, security interest or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of LESSOR's interests therein; (c) TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS; (d) TO PAY LESSOR FOR ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT; and (e) to pay all other taxes, assessments, fees and penalties which may be levied or assessed in respect to the Equipment, its use or any interest therein, or any rent payments, including, but not limited to, all federal, state, and local taxes, however designated, levied or assessed whether upon LESSEE or LESSOR or the Equipment or upon its sale, ownership, use or operation, excepting any income taxes levied on the rent payments to LESSOR. LESSOR may, at its option, pay on LESSEE's behalf such taxes and other amounts. LESSEE and any guarantor agrees to reimburse LESSOR for reasonable costs incurred in collecting taxes, assessments, or fees for which LESSEE is liable, and any collection charges attributable thereto including reasonable attorney fees. LESSEE agrees that LESSOR is entitled to all tax benefits resulting from ownership of the Equipment including any investment tax credit and depreciation. LESSEE agrees that, should any of such tax benefits be disallowed, LESSEE shall indemnify LESSOR for such loss by paying LESSOR an amount equal to the value of the tax benefits lost by LESSOR.

In addition, LESSEE has not paid LESSOR a documentation fee to reimburse LESSOR for its out-of-pocket costs and expenses (including, without limit, attorneys' fees and search fees) incurred by LESSOR in connection with this Lease. LESSEE agrees to forthwith pay LESSOR any costs and expenses incurred by lessor in this regard.

12. TITLE/RECORDING. All Equipment shall remain personal property and the title thereto shall remain in the LESSOR exclusively unless the Equipment is, or includes software in which event and only to the extent required by the applicable license, title to said software shall remain in the licensor. To the extent the license allows1itle to software to pass to the licensee, such title shall vest and remain in LESSOR. To the extent that such vesting requires a specific written conveyance, LESSEE hereby conveys to LESSOR any title it has or may hereafter acquire in the software and relinquishes any subsequent claim of title in the software, including any rights to purchase the software and/or to retain rights to use the same beyond the Lease Term. If any provision of this paragraph requires for its effectiveness licensor's prior written consent because the license limits transfers, encumbrance, or assignment of the software, then LESSEE shall assist LESSOR, if so requested, in obtaining such consent. LESSEE shall take all actions necessary to keep LESSOR's title to the Equipment free from any and all liens, claims encumbrances, and legal process and shall indemnify LESSOR from any losses resulting therefrom. LESSEE authorizes LESSOR, its successors, assigns and lenders to LESSOR, to file a carbon, photographic or other reproduction of this Lease as a financing statement for the Equipment, and LESSEE further authorizes LESSOR in LESSEE's name to execute and file financing statements for the Equipment. Such filings under the Uniform Commercial Code are not intended to imply that this Lease is not a "true" lease. The Equipment is and shall remain personal property irrespective of its use or manner of attachment to realty, and LESSEE will not cause or permit the Equipment to be attached to realty in such manner that it might become part of such realty without securing the prior written consent of LESSOR.

13. DEFAULT; REMEDIES. (i) If LESSEE fails to make any payment due under the terms of this Lease for a period of ten (10) days from the date thereof; (ii) if LESSEE breaches or fails to perform or observe any covenant, condition, or agreement contained in this Lease, and such breach or failure continues for twenty (20) days after written notice thereof is sent to LESSEE; (iii) if LESSEE attempts to or does remove from its premises the Equipment (except a relocation with LESSOR's consent as provided in Section 6 hereof), sell, transfer, encumber, part with possession of, or sublets any item of the Equipment, or assigns its interest under this Lease in violation of Section 16 hereof; (iv) if any item of Equipment is attached, liened, mortgaged, levied upon, encumbered, pledged or seized under any judicial process (excluding encumbrance created by the LESSOR); (v) if any representation or warranty made by LESSEE in this lease or any other document now or hereafter executed in connection with this Lease or the Equipment shall be incorrect or misleading in any material respect when made; (vi) if LESSEE or any guarantor of this Lease (hereafter, a "Guarantor") makes an assignment for the benefit of creditors, or a petition for relief under any bankruptcy or insolvency law is filed by or against LESSEE or any Guarantor, or if a receiver

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or trustee shall be appointed for LESSEE or any GUARANTOR or any of their assets or property; (vii) if any financial information given by LESSEE or any Guarantor in connection with Lease is incorrect or misleading in any material respect when given; (viii) if LESSEE or any Guarantor makes a bulk sale of its assets, or a change in the majority ownership interest of LESSEE or any Guarantor shall occur; (ix) if LESSEE or GUARANTOR ceases to operate as a going concern; or (x) if any event of default shall occur under the security agreement of even date herewith granted by LESSEE to LESSOR or any other security document securing repayment of this Lease or any guaranty hereof, and shall not be cured within the applicable grace period, if any, the LESSOR shall have the right to exercise anyone or more of the following cumulative remedies:

a. without notice or demand, the entire amount of the Monthly Rental Payments remaining to be paid over the remaining balance of the Lease term (which amount shall be discounted to present value at the rate of two percent (2.00Ojo) per annum), shall become immediately due and payable together with all other amounts which have accrued hereunder;

b. proceed to appropriate court action or actions at law or in equity or in bankruptcy to enforce performance by LESSEE of the covenants and terms of this lease and/or to recover damages for the breach thereof;

c. cancel this Lease upon written notice to LESSEE (which cancellation shall not relieve LESSEE of any of its obligations hereunder);

d. direct LESSEE to immediately surrender and return the Equipment to LESSOR pursuant to the provisions of Section 14 and as otherwise provided herein;

e. whether or not this lease be so cancelled, and without notice to LESSEE, repossess the Equipment wherever found, with or without legal process, and for this purpose LESSOR and/or its agents may enter upon any premises under the control or jurisdiction of LESSEE or any agent of LESSEE without liability for suit, action or proceeding by LESSEE (any damages occasioned by such repossession being hereby expressly waived by LESSEE) and remove the Equipment therefrom;

f. whether or not LESSEE obtains possession of the Equipment, LESSOR may sell or re-lease the Equipment on such terms acceptable to LESSOR, and all net sale or re-lease proceeds received by LESSOR (after deducting all costs and expenses incurred by LESSOR in connection with such sale or re-lease) will be credited to the LESSEE's obligations hereunder. LESSEE will remain liable for any deficiency remaining after any such sale or re-lease, or any other disposition;

         If the Equipment is re-leased, LESSEE will only be credited with the net cash proceeds received by LESSOR after a successful discounting by a third party lender of the remaining rents payable under the re-lease of the Equipment for the period commencing on the commencement date of the re-lease and ending on the scheduled expiration date of the Lease Term;

g. recover from LESSEE, and LESSEE agrees that it shall pay, all expenses, including; but not limited to, attorneys' fees, court costs, storage costs, rental charges, transportation costs, and similar charges paid or incurred in enforcing, or in attempting to enforce, any of the LESSOR's or ASSIGNEE's rights hereunder or under any other agreement with the LESSOR or ASSIGNEE, or in connection with the Equipment, promptly on demand of LESSOR or ASSIGNEE; or

h. at LESSOR's sole option, LESSOR may perform for LESSEE and LESSEE will be responsible for cost of performance plus interest thereon at the Default Rate.

Notwithstanding the fact that any or all of the Equipment is returned to or repossessed by LESSOR, LESSEE shall remain liable for the entire amount of unpaid Monthly Rental Payments for the balance of the lease Term, plus all other sums or charges that shall accrue prior to the date LESSEE pays LESSOR the entire amount of unpaid Monthly Rental Payments for the balance of the Lease Term, together with all costs and expenses incurred by LESSOR as set forth herein, including its reasonable attorney's fees.

If LESSEE fails to return any Equipment to LESSOR as provided for herein, or LESSOR is unable for any reason to effect repossession of any Equipment in the returned condition as provided for herein, or LESSOR in its sole discretion does not repossess any of the Equipment, then, with respect to such Equipment, LESSEE shall be liable for, in addition to all of the amounts described in the preceding paragraph and those otherwise provided for in this Lease, LESSOR's estimated residual value of the Equipment at the time this Lease was entered into. .

To the extent permitted by applicable law, LESSEE hereby waives any rights now or hereafter conferred by statute or otherwise which may require LESSOR to sell, lease or otherwise use the Equipment in mitigation of LESSOR's damages, as set forth in this Section or which may otherwise limit or modify any of LESSOR's rights or remedies under this Section.

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To the extent permitted by applicable law, the LESSEE waives any and all rights and remedies conferred upon a LESSEE by Sections 2A401 and 2A-402, and Sections 2A-508 through 2A-.522 of the Uniform Commercial Code, including, but not limited to, LESSEE'S rights to: (a) cancel, terminate, repudiate or rescind this Lease; {b) suspend performance of any of its obligations; (c) reject the Equipment or revoke acceptance of the Equipment after LESSEE shall have executed and delivered to LESSOR the Delivery and Acceptance Certificate for the Equipment; (d) recover damages or rent of the Equipment from LESSOR for any breach of warranty or for any other reason, or deduct any damages from any rent or other sums due LESSOR; (e) claim a security interest in the Equipment in the LESSEE's possession or control for any reason; (f) sell or otherwise dispose of the Equipment, or claim any expenses in connection therewith; (g) deduct from rental payments or any other sums due hereunder all or any part of any claimed damages resulting from the LESSOR's default under this Lease; (h) accept partial delivery of the Equipment; (i) "cover" by making any purchase or lease of other equipment in substitution for the equipment due from the LESSOR hereunder; (j) recover from the LESSOR or any ASSIGNEE any general, special, incidental or consequential damages, for any reason whatsoever; and (k) specific performance, replevin or the like for any of the Equipment.

In the event that any court of competent jurisdiction determines that any provision of this Lease is invalid or unenforceable in whole or in part, such determination shall not prohibit LESSOR from establishing its damages sustained as a result of any breach of this lease in any action or proceeding in which LESSOR seeks to recover such damages or the return of the Equipment.

All remedies of LESSOR hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of anyone remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of LESSOR to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by LESSOR of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. Damages occasioned by LESSOR's taking possession of the Equipment are hereby waived by LESSEE.

14. RETURN OF EQUIPMENT. On termination or expiration of this lease, or upon LESSEE's default, LESSEE shall, at its own cost and expense (including providing full in transit insurance for the Equipment), return all the Equipment unencumbered along with all documentation and manuals related thereto to LESSOR at an address specified by LESSOR in the same condition as received. The LESSEE shall, in addition to all other payments due to LESSOR under the terms of this Lease, pay to LESSOR such sums as may be necessary to cover replacement for all damaged, broken or missing parts of the Equipment as well as any other sums required in order and most current version full service and maintenance agreement.

15. PURCHASE OPTION. At the expiration of the full term of this Lease, provided no default shall then exist hereunder, LESSEE shall have the option to purchase the Equipment from LESSOR "as is" for the purchase price of $1.00.

16. NO ASSIGNMENT, TRANSFER OR SUBLEASE BY LESSEE. LESSEE SHALL NOT ASSIGN, TRANSFER, SUBLEASE OR OTHERWISE DISPOSE OF, ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR IN THE EQUIPMENT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR AND ASSIGNEE. NO ASSIGNMENT, TRANSFER, SUBLEASE OR OTHER DISPOSITION BY LESSEE SHALL, IN ANY MANNER WHATSOEVER, RELIEVE LESSEE OF ANY OF ITS OBLIGATIONS HEREUNDER, AND LESSEE SHALL REMAIN PRIMARILY LIABLE TO PAY AND PERFORM ALL OF ITS OBLIGATIONS HEREUNDER.

17. ASSIGNMENT OR GRANT OF SECURITY INTEREST BY LESSOR. LESSOR, WITHOUT NOTICE TO LESSEE, MAY AT ANY TIME ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR PART OF ITS RIGHT, TITLE AND INTEREST IN AND TO THIS LEASE IN AND TO EACH ITEM OF EQUIPMENT AND MONIES TO BECOME DUE TO THE LESSOR HEREUNDER. Any assignee of LESSOR shall have all of the rights, but none of the obligations, of LESSOR under this lease. LESSEE agrees that its obligation to pay all Monthly Rent Payments and ail other sums due and to become due under this Lease directly to the ASSIGNEE is and will hereafter remain absolute and unconditional, and LESSEE will not assert against the ASSIGNEE any claim, defense, counterclaim, recoupment, setoff or right to cancel or terminate this lease which LESSEE may have against LESSOR or any other party. LESSEE acknowledges that any assignment, transfer or grant of security interest by LESSOR shall neither materially change LESSEE's duties or obligations under this Lease nor materially increase the burdens or risks imposed on LESSEE. LESSEE further covenants and agrees that following notice of the assignment of this lease to an ASSIGNEE, LESSEE will (a) execute and deliver to the ASSIGNEE a notice of assignment in form acceptable to the ASSIGNEE, and (b) not amend or modify (or consent to any amendment or modification of) any of the terms of this Lease, or permit any provision of this Lease to be waived, without the prior written consent of the ASSIGNEE.

18. CONFLICTS. If any provision of this Lease is in conflict with any statute or rule of law of any state or territory wherein it may be sought to be enforced, then such provision shall be deemed null and void to the extent that it may conflict therewith, but without invalidating the remaining provisions of this Lease. For the sole purpose of resolving any problem of conflict of laws with respect solely to filing or recording hereof, it is agreed that questions of filing or recording shall be determined by the law of such place where the

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Equipment is located. In all other respects, this Lease shall be governed by the laws of the State of Illinois.

19. NOTICES. All notices relating hereto shall be in writing and delivered in person to an officer of the party to which such notice is being given or mailed by certified mail, return receipt requested, to such party at the address specified above, or at such other address as may be hereafter specified by like notice by either party to the other. All notices shall be deemed given one business day after deposit in the U.S. mail.

20. ACCESS. LESSOR may, for the purpose of inspection, at all reasonable times, enter upon any job, building or place where the Equipment is located and may remove the Equipment forthwith without notice to LESSEE, if the Equipment is, in the opinion of LESSOR, being used beyond its capacity or in any manner improperly cared for, abused, or misused.

21. INDEMNITY. LESSEE shall and does hereby agree to indemnify and save LESSOR, ASSIGNEE and their respective successors and assigns, harmless from and against any and all liability, damage, or loss, including reasonable attorney's fees, arising out of the ownership, selection, possession, leasing, renting, operation (regardless of where and how and by whom operated), control, use, condition (including but not limited to latent and other defects, whether or not discoverable by LESSEE), maintenance, delivery and return of the Equipment, or in the event that the LESSEE shall be in default hereunder, arising out of the condition of any item of Equipment sold or disposed of after use by the LESSEE. The indemnities and obligations herein provided shall continue in full force and effect notwithstanding the termination or cancellation of this Lease.

22. CONSENT TO JURISDICTION, VENUE, AND NON-JURY TRIAL. This lease shall be valid and enforceable when accepted in writing by LESSOR and LESSEE and shall be binding upon their respective legal representatives, heirs, successors and assigns, LESSEE consents, agrees, and stipulates that (a) this lease shall be deemed fully executed and performed in the State of Illinois and shall be governed by and construed in accordance with the law thereof (excluding choice of law principles); and (b) in any action, proceeding, or appeal or any matter related to or arising out of this lease, the LESSOR and LESSEE (1) SHALL BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF ILLINOIS including any state or federal court sitting therein, and all court rules thereof; (2) SHALL ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN ILLINOIS; and (3) EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY so that trial shall be by and only to the court.

23. COUNTERPARTS. This Lease shall be executed in two (2) counterparts. One executed counterpart shall be marked "Original", and the other counterpart shall be marked "Duplicate". Only the executed counterpart marked "Original" shall constitute "chattel paper" as defined in Article 9 of the Uniform Commercial Code. No security interest in this Lease may be created through the transfer or possession of any counterpart other than the "Original": LESSEE acknowledges that the counterpart of this lease marked "Original" shall be delivered to the ASSIGNEE.

24. OTHER COVENANTS AND WARRANTIES OF LESSEE. LESSEE covenants and agrees that this lease is irrevocable for the full Lease Term, that LESSEE's obligations under this lease are absolute and shall continue without abatement and regardless of any inability to use the Equipment or any part thereof because of any reason including, but not limited to, war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of the Equipment to properly operate, termination by operation of law, or any other cause.

25.  MISCELLANEOUS:

a. If more than one LESSEE is named in this lease, the liability of each shall be joint and several.

b. Section headings are for convenience only and shall not be construed as a part of this Lease.

c. Upon request of LESSOR or ASSIGNEE, LESSEE will furnish to LESSOR such schedules, reports and financial information as LESSOR or ASSIGNEE may require, in form and substance satisfactory to both LESSOR and ASSIGNEE; and within thirty (30) days after the close of each of its fiscal quarters and ninety (90) days after the close of its fiscal years, LESSEE will deliver to LESSOR and ASSIGNEE financial statements consisting of a balance sheet as of the end of each such period, a related profit and loss statement, and a statement of changes in financial position, prepared in accordance with generally accepted accounting principles applied in a manner consistent with prior years, and such other information (including non-financial information) as LESSOR or ASSIGNEE may from time to time request.

                                                                          /s/ EL

d. LESSEE represents to LESSOR, its successors and assigns, that its execution, delivery and performance of this Lease is not in conflict with any other conditional sale, lease or other agreement previously executed by LESSEE.

         By execution hereof, the signer hereby certifies that he has read this lease, and that he is duly authorized to execute this lease on behalf of the LESSEE, and hereby acknowledges receipt of a copy of this lease. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN OR OTHER AGENT OF THE SUPPLIER IS AN AGENT OF LESSOR. NO SALESMAN OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATIONS AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL IN ANY WAY AFFECT THE LESSEE'S OBLIGATIONS TO PERFORM INCLUDING THE PAYMENT OF
THE LEASE PAYMENTS SET FORTH IN THIS LEASE. LESSEE REPRESENTS AND WARRANTS THAT THIS IS A COMMERCIAL AND BUSINESS TRANSACTION AND NOT A CONSUMER TRANSACTION.

         This lease contains the entire agreement between the LESSOR and LESSEE and may not be altered, amended, modified, terminated or otherwise changed, except by a writing signed by an executive officer of LESSOR.

                                                                          ------
                                                        LESSEE'S INITIALS | EL |
                                                                          ------


FRANKLIN CAPITAL CORPORATION, LESSOR      5TH AVENUE CHANNEL CORPORATION, LESSEE



By                                        By /s/ ERIC LEFKOWITZ
   ---------------------------------         -----------------------------------
   Authorized Signature and Title            Authorized Signature and Title


   David J. Fink                             Eric Lefkowitz
   ---------------------------------         -----------------------------------
   Print or Type Name                        Print or Type Name

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